Filed pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Freedom 100 Emerging Markets ETF (FRDM)

a series of Alpha Architect ETF Trust

June 26, 2020

Supplement dated June 26, 2020

to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
each dated January 31, 2020

Effective immediately, Mr. Tao Wang no longer serves as a portfolio manager of the Fund. References to Mr. Wang in the Fund’s Summary Prospectus, Prospectus and SAI is deleted and should be disregarded in its entirety. Effective immediately, Mr. Brandon Koepke, CFA, will serve as a portfolio manager for the Fund.

Mr. Koepke was previously the secondary trading and execution representative for the Funds since its inception. Mr. Koepke oversees all trading and execution for the Adviser, including algorithmic design and implementation. Mr. Koepke has a B.Sc in Computer Science and a B.Comm specializing in Finance from the University of Calgary.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.